Exhibit 10.2
     SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), dated as of May 20, 2011, among Navios Maritime Acquisition Corporation, a Marshall Islands corporation, (the “Company”), Navios Acquisition Finance (US) Inc., a Delaware corporation (together with the Company, the “Co-Issuers”), and Amindra Navigation Co., a Marshall Islands corporation (the “Guaranteeing Subsidiary”), and a direct subsidiary of the Company, the other Guarantors (as defined in the Indenture referred to herein) and Wells Fargo Bank, National Association, as trustee (or its permitted successor) under the Indenture referred to below (the “Trustee”) and as collateral trustee (or its permitted successor) under the Indenture referred to below (the “Collateral Trustee”).
     WITNESSETH
     WHEREAS, the Co-Issuers and the Guarantors have heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of October 21, 2010 providing for the issuance of 8 5/8% First Priority Ship Mortgage Notes due 2017 (the “Notes”);
     WHEREAS, the Indenture provides that under certain circumstances the Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Co-Issuers’ obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and
     WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Second Supplemental Indenture.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
     1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
     2. AGREEMENT TO GUARANTEE. The Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Notation of Guarantee and in the Indenture, including, but not limited, to Article Ten thereof.
     4. NEW YORK LAW TO GOVERN. THIS SECOND SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
     5. COUNTERPARTS. The parties may sign any number of copies of this Second Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     6. EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
     7. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Second Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiary and the Co-Issuers.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed and attested, all as of the date first above written.

AMINDRA NAVIGATION CO.
By:	/s/ Alexandros Laios
	Name:	Alexandros Laios
	Title:	Secretary/Director

NAVIOS MARITIME ACQUISITION CORPORATION
By:	/s/ Leonidas Korres
	Name:	Leonidas Korres
	Title:	Chief Financial Officer

NAVIOS ACQUISITION FINANCE (US) INC.
By:	/s/ Vasiliki Papaefthymiou
	Name:	Vasiliki Papaefthymiou
	Title:	President/Secretary

SHINYO DREAM LIMITED SHINYO KANNIKA LIMITED SHINYO LOYALTY LIMITED SHINYO NAVIGATOR LIMITED SHINYO OCEAN LIMITED SHINYO SAOWALAK LIMITED SHINYO KIERAN LIMITED
By:	/s/ Alexandros Laios
	Name:	Alexandros Laios
	Title:	Director

AEGEAN SEA MARITIME HOLDINGS INC.
THERA SHIPPING CORPORATION
TINOS SHIPPING CORPORATION
AMORGOS SHIPPING CORPORATION
ANDROS SHIPPING CORPORATION
ANTIPAROS SHIPPING CORPORATION
CRETE SHIPPING CORPORATION
IKARIA SHIPPING CORPORATION
IOS SHIPPING CORPORATION
KOS SHIPPING CORPORATION
MYTILENE SHIPPING CORPORATION
RHODES SHIPPING CORPORATION
SIFNOS SHIPPING CORPORATION
SKIATHOS SHIPPING CORPORATION
SKOPELOS SHIPPING CORPORATION
SYROS SHIPPING CORPORATION

By:	/s/ George Achniotis
	Name:	George Achniotis
	Title:	President/Director

SERIFOS SHIPPING CORPORATION FOLEGANDROS SHIPPING CORPORATION
By:	/s/ Alexandros Laios
	Name:	Alexandros Laios
	Title:	Secretary/Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:	/s/ Martin Reed
	Name:	Martin Reed
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Trustee
By:	/s/ Martin Reed
	Name:	Martin Reed
	Title:	Vice President